Wedbush LAFFER|TENGLER New Era Value ETF Listed on NYSE Arca Ticker: TGLR
SUMMARY PROSPECTUS April 8, 2026

Before you invest, you may want to review the Wedbush LAFFER\TENGLER New Era Value ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 8, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.wedbushfunds.com/funds/tglr. You can also get this information at no cost by calling (866) 597-9452.

Investment Objective

Wedbush LAFFER|TENGLER New Era Value ETF (the “Fund”) seeks income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.85%
Total Annual Fund Operating Expenses	0.85%

____________

(1)      Under the investment advisory agreement between Wedbush Fund Advisers, LLC (the “Adviser”) and the Fund, the Adviser, at its own expense, and without reimbursement from the Fund will pay all expenses of the Fund, excluding the advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, securities lending fees and expenses, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

(2)      Other expenses are estimated for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. On or about April 13, 2026, the Fund acquired the assets of the Predecessor Fund (as defined below), as part of a tax-free reorganization. The Predecessor Fund’s portfolio turnover rate was 14.85% of the average value of its portfolio for the Predecessor Fund’s fiscal period ended July 31, 2025.

Principal Investment Strategies

The Fund is an actively managed Fund that seeks to achieve its investment objective by investing in high-quality, large-cap stocks that Laffer Tengler Investments, Inc. (the “Sub-Adviser” or “LTI”) believes have strong earnings and dividend growth potential and an above market dividend yield.

Under normal circumstances, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in equity securities of companies that meet LTI’s definition of “value companies.” LTI defines “value companies” as companies with a growing and safe dividend that reflects LTI’s view of the company’s future earnings power, balance sheet strength and growing free cash flow. To identify value companies, LTI utilizes two valuation metrics that LTI believes are consistent indicators of value: Relative Dividend Yield (“RDY”) and Relative Price-to-Sales Ratio (“RPSR”). These indicators, both pioneered by the LTI team, are used to identify discreet periods of over- and under-valuation, security by security, and are supported by LTI’s rigorous and proprietary 12 Fundamental Factor research approach. The Fund will typically hold 25-35 positions, and seeks to produce an above-market dividend yield with low turnover.

No assurance can be given that the Fund will achieve its investment objective and you could lose all your investment in the Fund.

Investment Process

The Sub-Adviser intends to invest in high-quality, U.S. Large-Cap equities using its proprietary valuation metrics, RDY and RPSR.

After identifying companies with attractive valuations that fit the Sub-Adviser’s portfolio requirements, the Sub-Adviser conducts further research using a 12 Fundamental Factor research model (both qualitative and quantitative) to avoid owning stocks that are undervalued for legitimate reasons. The 12 Fundamental Factor research model involves the analysis of the following factors:

Qualitative Factors:

Catalyst for Outperformance

Franchise Value & Market Growth

Top Management/Board of Directors

Quantitative Factors:

Sales/Revenue Growth

Operating Margins

Relative P/E

Positive Free Cash Flow

Dividend Coverage/Growth

Asset Turnover Ratio

Use of Cash (buyback, debt, dividend)

Leverage

Financial Risk

The Fund uses a fundamental evaluation process that primarily considers a company’s dividend yield compared to the historical yield of the stock and also compared to the yield of the S&P 500, while also considering the company’s relative price-to-sales ratio as a secondary indicator. The RDY allows LTI to identify equities that are temporarily underperforming, and as a result may be attractively valued. The dividend income generated by these companies allows LTI to wait for the stock price to rebound and valuations to normalize, all while collecting a dividend that is yielding above and growing faster than the market rate. Other fundamental factors that are included in considering a stock for purchase are an analysis of the quantitative factors listed above, evaluation of the management team, and a qualitative look at factors such as market dominance, franchise value, and a catalyst for outperformance.

The primary indicator that a company’s stock has entered its “sell range” is when the stock’s dividend yield is lower than that of the S&P 500, on a relative basis, and one standard deviation away from its historical mean. Using a customized range for each position individually, the current relative yield is measured, and a sell range is established to indicate when a position has become overvalued, or fairly valued, in relation to both its own long-term averages and the market overall. Other fundamental factors that are included in the sell consideration are an analysis of the quantitative factors listed above, evaluation of the management team, and a qualitative look at factors such as market dominance, franchise value, and a catalyst for outperformance.

The Fund intends to operate as a “non-diversified” fund for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means it can take larger positions in a limited number of holdings.

The Fund may engage in securities lending.

Principal Investment Risks

You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Fund.”

•        Active Management Risk.    As an actively managed investment portfolio, the Fund is subject to decisions made by the Adviser’s or Sub-Adviser’s portfolio managers. The Adviser’s or Sub-Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s or Sub-Adviser’s judgments about the attractiveness and potential returns for specific investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or Sub-Adviser’s investment strategy will produce the desired results.

•        Cash and Cash Equivalents Risk.    Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

•        Cybersecurity Risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, authorized participants (“Authorized Participants”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.

•        Equity Securities Risk.    Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. The Fund will primarily invest in common stock equity securities. Common stock is subordinated to preferred stock and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

•        Exchange-Traded Fund (“ETF”) Risk.    The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•        Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•        Costs of Buying or Selling Shares.    Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•        Shares May Trade at Prices Other Than NAV.    As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. To the extent securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.

•        Trading.    Although Shares are listed for trading on NYSE Arca (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•        Growth Stock Investment Risk.    The Fund may invest in certain dividend-paying stocks generally viewed by the market as “growth stocks” but which, as a result of market events or events relating specifically to that stock, have become undervalued in the Sub-Adviser’s opinion. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using traditional valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.

•        High Dividend Style Risk.    While the Fund may hold securities of companies that have historically paid a high dividend yield or the Sub-Adviser determines appears likely to pay a high dividend in the future, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

•        Large-Capitalization Investing Risk.    The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

•        Market Risk.    The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates and trade tensions. In addition, local, regional or global events such as war, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

•        Non-Diversification Risk.    Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

•        Securities Lending Risk.    The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

•        Value Stock Investment Risk.    Value stocks may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a value stock may not meet portfolio management’s perceived value assessment of that stock, or may decline in price, even though portfolio management believes the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to portfolio management’s perceived value. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

•        Tax Risk.    To qualify as a regulated investment company (“RIC”), the Fund must satisfy certain source-of-income, asset diversification and distribution requirements. In particular, the Fund must diversify its holdings so that at the end of each quarter of its taxable year: (A) at least 50% of the value of the Fund’s total assets consists of by cash, cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” do not include the securities of any one issuer that represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (B) no more than 25% of the value of the Fund’s assets may be invested in (i) securities (excluding U.S. government securities and securities of other RICs) of any one issuer, (ii) the securities (excluding securities of other RICs) of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and are engaged in the same or similar or related trades or business, (iii) or the securities of one or more “qualified publicly traded partnerships.” The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy. If the Fund were to fail to satisfy the diversification requirements, it may be forced to dispose of certain assets at prices that, from an investment standpoint, are not advantageous. If the Fund were to fail to satisfy the diversification or other requirements to be treated as a RIC and certain relief provisions were unable to be satisfied, it would be subject to U.S. federal income tax imposed at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Fund Performance

The Fund was reorganized on or about April 13, 2026 from the LAFFER|TENGLER Equity Income ETF (the “Predecessor Fund”), a series of ETF Opportunities Trust, a Delaware statutory trust, into the Fund, a series of Wedbush Series Trust (the “Trust”), a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by Tuttle Capital Management, LLC. The Predecessor Fund commenced operations on August 8, 2023.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual returns for certain time periods compare with those of a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.wedbushfunds.com/funds/tglr or by calling the Fund toll-free at (866) 597-9452.

Annual Total Returns (calendar year ended 12/31)

During the periods shown, the highest quarterly return was 12.44% (quarter ended 6/30/2025) and the lowest quarterly return was -2.83% (quarter ended 3/31/2025).

Average Annual Returns for Periods Ended December 31, 2025

Return Before Taxes	1 Year	Since Inception*
Predecessor Fund	23.14%	18.94%
Return After Taxes on Distributions	22.77%	18.58%
Return After Taxes on Distributions and Sale of Fund Shares	13.92%	14.76%
S&P 500 Total Return Index (Primary Index)	17.88%	20.80%
Russell 1000 Value Index (Secondary Index)	16.15%	14.05%

____________

*        Fund commenced operations on August 8, 2023.

Portfolio Management

Investment Adviser and Sub-Adviser

Wedbush Fund Advisers, LLC is the investment adviser to the Fund.

Laffer Tengler Investments, Inc. is the Fund’s Sub-Adviser.

Portfolio Managers

Adviser’s Portfolio Manager:    Cullen Rogers has served as the Fund’s portfolio manager since its inception in April 2026.

Sub-Adviser’s Portfolio Manager:    Nancy Tengler, Chief Investment Officer and Chief Financial Officer of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception in April 2026.

Buying and Selling Fund Shares

Shares are listed on NYSE Arca, Inc., and individual Shares may only be bought and sold in the secondary market through broker-dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.wedbushfunds.com/funds/tglr.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination) and includable in a shareholder’s income for U.S. federal income tax purposes, unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund and its related companies may pay the Intermediary for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of the Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit your Intermediary’s website for more information.